UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 20, 2010 (January 13, 2010)
Date of Report (Date of earliest event reported)

Commission	Registrant’s Name, State of Incorporation,	IRS Employer
File Number	Address and Telephone Number	Identification No.

1-5152	PACIFICORP	93-0246090
(An Oregon Corporation)
825 N.E. Multnomah Street
Portland, Oregon 97232
503-813-5000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 13, 2010, A. Robert Lasich accepted the position of Vice President and General Counsel, Procurement for MidAmerican Energy Holdings Company (“MEHC”), PacifiCorp’s indirect parent company, and accordingly resigned as President of PacifiCorp Energy, a business unit of PacifiCorp, and as director of PacifiCorp effective February 1, 2010.

On January 13, 2010, Micheal G. Dunn was elected President of PacifiCorp Energy and director of PacifiCorp effective February 1, 2010. Mr. Dunn, 44, previously served as President of Kern River Gas Transmission Company (“Kern River”) since June 2007. Prior to that, Mr. Dunn served as Vice President of Operations, Information Technology and Engineering at Kern River. Kern River is an indirect subsidiary of MEHC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PACIFICORP
(Registrant)

Date: January 20, 2010	/s/ Douglas K. Stuver
Douglas K. Stuver
Senior Vice President and Chief Financial Officer